Exhibit 99.8

EXECUTION

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

THIS FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) is entered into as of September 3, 2014 but is effective as of August 28, 2014, by and among UNITEK GLOBAL SERVICES INC., a Delaware corporation (“UniTek Parent”), UNITEK ACQUISITION, INC., a Delaware corporation (“UniTek Acquisition”), PINNACLE WIRELESS USA, INC., a Delaware corporation (“Pinnacle”), UNITEK USA, LLC, a Delaware limited liability company (“UniTek USA”), ADVANCED COMMUNICATIONS USA, INC., a Delaware corporation (“Advanced Communications”), DIRECTSAT USA, LLC, a Delaware limited liability company (“DirectSat”), FTS USA, LLC, a Delaware limited liability company (“FTS”) (UniTek Parent, UniTek Acquisition, Pinnacle, UniTek USA, Advanced Communications, DirectSat, FTS, collectively the “Borrowers”),  the Lenders party hereto (the “Consenting Lenders”), and APOLLO INVESTMENT CORPORATION, as administrative agent and collateral agent for the Lenders (“AIC”, and in such capacity, the “Agent”).

R E C I T A L S:

A.                                    Reference is made to that certain Forbearance Agreement dated as of August 8, 2014, by and among the parties hereto (the forbearance agreement, as heretofore and hereafter amended, modified or supplemented from time to time, the “Forbearance Agreement”).  Reference is also made to that certain Revolving Credit and Security Agreement dated as of July 10, 2013, as amended by that certain Amendment and Limited Waiver to Revolving Credit and Security Agreement and Fee Letter, dated as of July 25, 2013 and by that certain Second Amendment to Revolving Credit and Security Agreement, dated as of August 13, 2014 (as so amended and as otherwise amended, restated, supplemented or modified from time to time, the “Revolving Credit Agreement”), pursuant to which, among other things, the Lenders have extended credit to the Borrowers.

B.                                    Each of the Specified Defaults identified in the Forbearance Agreement is continuing.

C.                                    The Borrowers have requested that Agent and Lenders amend the Forbearance Agreement on the terms and subject to the conditions set forth in this Amendment.

D.                                    Agent and Required Lenders are willing to so amend the Forbearance Agreement on the terms and subject to the conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1)             Definitions.  All capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Forbearance Agreement, or, if not defined therein, in the Revolving Credit Agreement.

2)             Affirmation of Recitals.  Each party hereto acknowledges and affirms that the recitals set forth above are true and correct.  Such recitals are incorporated herein by reference.

3)             Acknowledgments Regarding Specified Defaults; Agreement re Section 3.1 of the Forbearance Agreement.  The Borrowers and Guarantors acknowledge that each of the Specified Defaults is continuing.  The parties hereto agree that the Forbearance Period Termination Date shall not be deemed to have occurred as a result of failure to deliver by August 28, 2014 a comprehensive term sheet setting forth the material terms of a recapitalization of the Borrowers’ debt obligations, mutually agreed by the relevant parties.

4)             Amendments to Forbearance Agreement.

(a)         Section 3.1 of the Forbearance Agreement is hereby amended by amending and restating clause (i) of such Section in its entirety as follows:

“(i) on September 23, 2014; and”.

(b)         Section 3.1 of the Forbearance Agreement is hereby further amended by deleting subclause (J) of clause (ii) of such Section, the proviso following such subclause and the last sentence of clause (ii) in their entirety, and substituting therefor the following:

“(J) the Target Amount as of any Saturday on or after August 30, 2014 shall exceed the sum of Eligible Receivables plus Eligible Unbilled Receivables (as of the calculation date for any Borrowing Base Certificate delivered to the Agent on such Saturday pursuant to Section 4.7 below); provided, however, that an occurrence of the condition set forth in this clause (J) shall not trigger the Forbearance Period Termination Date if before the close of business on the fourth Business Day following the applicable Saturday, the Borrowers shall have repaid a principal amount of the outstanding Revolving Advances at least equal to such excess (or the Agent and Required Lenders shall have waived such repayment in writing) or shall have delivered to Agent an updated Borrowing Base Certificate for the Wednesday following such applicable Saturday pursuant to Section 4.7(c) below demonstrating that the Target Amount no longer exceeds the sum of Eligible Receivables plus Eligible Unbilled Receivables; or (K) the repayment or prepayment of any Last Out Loan, other than payments made with Exempt Last Out Loan Proceeds (solely to the extent such Exempt Last Out Loan Proceeds arise from Last Out Loans funded after September 3, 2014) as permitted under the Revolving Credit Agreement.  The “Target Amount” shall mean, at any time, $45,000,000 minus the sum of (I) the principal amount of Revolving Advances prepaid by the Borrowers on August 28, 2014 and (II) the aggregate principal amount of Revolving Advances prepaid by the Borrowers pursuant to clause (J) of the preceding sentence.”

(c)          Section 4.7 of the Forbearance Agreement is hereby amended by amending and restating clause (d) thereof in its entirety as follows:

“(d) Borrowers shall negotiate with the Agent and Lenders in good faith towards a recapitalization of the Borrowers’ debt obligations.”

(d)                                 Section 4.8 of the Forbearance Agreement is hereby amended by adding the following as the last sentence thereof:

“The Borrowers shall, and shall cause their respective Subsidiaries to, deliver to the Lenders any report, work product, supporting detail, or other documents produced or furnished by such financial advisor and other professionals engaged by the Borrowers, their respective equityholder and subsidiaries or board of directors or similar governing body of any of the foregoing that it delivered to the Term Creditors or any other financing source to the Borrowers and their respective Subsidiaries, in each case in identical form and on the same Business Day so delivered.”

5)             Effectiveness.  This Amendment shall become effective with retroactive effect on and as of August 28, 2014 (the “Effective Date”), so long as each of the following conditions precedent shall have been satisfied or waived, as determined by the Agent, on or prior to September 3, 2014:  (a) the Agent shall have received this Amendment, duly executed and delivered by each Borrower and Guarantor; (b) the Agent shall have received an amendment to the existing forbearance agreement with respect to the Term Debt in form and substance reasonably satisfactory to Agent, duly executed and delivered by the Borrower, the Term Debt Required Lenders and the Term Debt Agent; and (c) the Borrowers shall have paid all invoiced costs and expenses of advisors to the Agent.

6)             Costs, Fees and Expenses.  Without limiting the obligations of the Borrowers or any Guarantor under the Revolving Credit Agreement or the Other Documents, the Borrowers ratify and reaffirm their reimbursement and indemnification obligations under Sections 16.5 and 16.9 of the Revolving Credit Agreement, including without limitation, their obligation to pay all out-of-pocket costs and expenses, including without limitation, the fees and disbursements of counsel and the fees and expenses of any accountants and financial advisors engaged by Agent or Required Lenders, incurred by the Agent in connection with this Amendment and the administration and enforcement of the Forbearance Agreement and the transactions contemplated hereby.

7)             Full Force and Effect of Forbearance Agreement and Revolving Credit Agreement.  Except as expressly amended by this Amendment, the terms and provisions of the Forbearance Agreement shall remain unmodified, and the terms and provisions of the Forbearance Agreement, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.   The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Forbearance Agreement, the Revolving Credit Agreement or any of the Other Documents. On and after the Effective Date, each reference in or to the “Forbearance Agreement,” “thereunder,” “thereof” or words of like import referring to the Forbearance Agreement shall mean and be a reference to the Forbearance Agreement, as amended by this Amendment.  All representations and warranties of the Borrowers and any Guarantors set forth in the Forbearance Agreement shall be deemed to have been remade on the date hereof, after giving effect to this Amendment.  Each Borrower and Guarantor reconfirms and ratifies the Revolving Credit Agreement, the Other Documents and all other documents executed in connection therewith except to the extent the Forbearance Agreement is expressly modified by this Amendment; and each Borrower and Guarantor confirms that all such documents have remained in full force and effect since the date of their execution. This Amendment (subject to Section 5 hereof) shall be effective upon execution and delivery by Borrowers, the Agent and the Consenting Lenders.

8)             Reservation of Rights and Remedies.  Except as otherwise expressly provided for in the Forbearance Agreement as amended by this Amendment, the Agent on behalf of the Lenders expressly reserves any and all rights and remedies available under the Forbearance Agreement, as amended hereby, the Revolving Credit Agreement and the Other Documents, and any other agreement or at law or in equity or otherwise.

9)             Loan Party Release; Covenant Not to Sue.

(a)         Release.  In consideration of the delivery of this Amendment and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, unconditionally, freely and voluntarily, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, each Borrower and Guarantor, for itself and on behalf its successors and assigns, and its present and former members, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, and any Person acting for or on behalf of, or claiming through it (each Borrower and Guarantor and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby waives, releases, remises and forever discharges the Agent and each Lender, and each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom the Agent or any Lender would be liable if such persons or entities were found to be liable to any Borrower or Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which any Releasing Party ever had from the beginning of the world, now has, or might hereafter have against any such Releasee, which Claims relate, directly or indirectly, to any act or omission by any Releasee that occurred on or prior to the date of this Agreement and relate, directly or indirectly, to the Revolving Credit Agreement, any Other Document, any Borrower or Guarantor or any acts or omissions of any such Releasee that occurred on or prior to the date of this Agreement with respect to the Revolving Credit Agreement or any Other Document, any Borrower or Guarantor or the lender-borrower relationship evidenced by the Other Documents, except for the duties and obligations set forth in this Agreement and the duties and obligations set forth in the Other Documents to be performed on or after the date of this Amendment.  As to each and every Claim released hereunder, each Releasing Party waives the benefit of each provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Releasing Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims, and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)         Covenant Not to Sue.  Each Releasing Party hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Releasing Party pursuant to the above release.  Each Releasing Party further agrees that it shall not dispute the validity or enforceability of the Revolving Credit Agreement or any of the Other Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Revolving Credit Agreement or the Other Documents.  If any Releasing Party or any of its respective successors, assigns, or officers, directors, employees, agents or attorneys (solely in their capacities as officers, directors, employees, agents and attorneys), or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, each Borrower and Guarantor, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

10)      No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Agent or the Lenders, any right, remedy, power or privilege under the Forbearance Agreement, the Revolving Credit Agreement or any Other Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under this Amendment, the Revolving Credit Agreement or any Other Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Agent and the Lenders provided under this Amendment, the Revolving Credit Agreement and the Other Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

11)      Execution in Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic transmission), and all of which counterparts taken together shall be deemed to constitute one and the same instrument.  Each party executing this Amendment represents that such party has the full authority and legal power to do so.

12)      Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13)      Indemnity; Governing Law; Jury Trial Waiver.  The provisions of Sections 7.4, 7.12 and 7.13 of the Forbearance Agreement are hereby incorporated by reference, mutatis mutandis, and shall be deemed to be a part hereof as if restated herein in their entirety.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:	UNITEK GLOBAL SERVICES, INC.
UNITEK ACQUISITION, INC.
PINNACLE WIRELESS USA, INC.
UNITEK USA, LLC
ADVANCED COMMUNICATIONS USA, INC.
DIRECTSAT USA, LLC
FTS USA, LLC

	By:	/s/ Andrew J. Herning
Name: Andrew J. Herning
Title: CFO

[Signature Page to First Amendment to Forbearance Agreement]

AGENT AND LENDERS:	APOLLO INVESTMENT CORPORATION, as Revolving Lender and Swing Loan Lender and as Administrative Agent and Collateral Agent

	By:	Apollo Investment Management, L.P., as Advisor

		By:	ACC Management, LLC, as its General Partner

		By:	/s/ Ted Goldthorpe
Name: Ted Goldthorpe
Title: Authorized Signatory

[Signature Page to First Amendment to Forbearance Agreement]